Exhibit 10.13

EXECUTION COPY

SUBSIDIARY GUARANTY AGREEMENT

This SUBSIDIARY GUARANTY AGREEMENT (this “Subsidiary Guaranty Agreement”), dated as of January 30, 2012, is made jointly and severally by the Persons listed on the signature pages hereof as Subsidiary Guarantors and each of the other Persons that from time to time becomes an Additional Subsidiary Guarantor pursuant to the terms of Section 11 hereof (each a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”), in favor of each of the holders from time to time of the Notes issued under the Note Agreement referred to below (each a “Beneficiary”, and collectively, the “Beneficiaries”). Capitalized terms used but not defined herein shall have the meanings given to them in the Note Agreement referred to below.

RECITALS

A. Reference is made to that certain Note Agreement, dated as of January 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), by and among St. Louis Post-Dispatch LLC, a Delaware limited liability company (together with its successors and assigns, the “Company”), and the Beneficiaries, pursuant to which, subject to the terms and conditions set forth therein, the Company issued to such Beneficiaries the Notes.

B. Reference is also made to that certain Guaranty Agreement, dated as of January 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), made by Pulitzer Inc., a Delaware corporation (together with its successors and assigns, the “Parent”) in favor of the Beneficiaries, pursuant to which, subject to the terms and conditions set forth therein, the Parent guaranteed the full, complete and final payment and performance of the “Guaranteed Obligations” (as defined in the Guaranty Agreement).

C. On December 12, 2011, Lee and certain of its Subsidiaries including the Company (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and continued in the possession of their property and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

D. On January 23, 2012, the Bankruptcy Court entered an order confirming the Second Amended Joint Prepackaged Plan of Reorganization for the Debtors, dated January 19, 2012 (as in effect on the date of confirmation thereof pursuant to the Confirmation Order of the Bankruptcy Court and as it thereafter may be amended in accordance with Pulitzer Support Agreement, the “Plan of Reorganization”).

E. In connection with the implementation of the Plan of Reorganization, the Beneficiaries are willing to enter into the Note Agreement and otherwise make, extend and maintain certain financial accommodations to the Company and the Parent as provided in the

Note Agreement, the Notes and the Guaranty Agreement and the other Transaction Documents, but only upon the condition, among others, that the Subsidiary Guarantors shall have executed and delivered this Subsidiary Guaranty Agreement.

GUARANTY

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Subsidiary Guarantor hereby agrees as follows:

1. GUARANTY.

1.1 Guaranty. Each Subsidiary Guarantor hereby irrevocably, absolutely and unconditionally jointly and severally guarantees unto each Beneficiary (i) the full and prompt payment of the principal of, Yield-Maintenance Amount, if any, interest and all other amounts due with respect to the Notes from time to time outstanding, as and when such amounts shall become due and payable, whether by lapse of time, upon redemption, prepayment or purchase, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, Yield-Maintenance Amount, if any, or interest at the rate set forth in the Notes or any other amounts due thereunder) in coin or currency of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (ii) the full and prompt payment, performance and observance by the Company of all other obligations, covenants, conditions and agreements contained in the Note Agreement or any other instrument or agreement entered into in connection therewith or otherwise relating thereto, (iii) the full and prompt payment, performance and observance by the Parent of the “Guaranteed Obligations” (as defined in the Guaranty Agreement) and all other obligations, covenants, conditions and agreements of the Parent contained in the Guaranty Agreement or any other instrument or agreement entered into in connection therewith or otherwise relating thereto, and (iv) the full and prompt payment, upon demand by any Beneficiary, of all costs and expenses (including reasonable attorneys’ fees), if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Note Agreement, the Notes, the Guaranty Agreement or any other instrument or agreement entered into in connection therewith or relating thereto or in the protection or enforcement of any rights, privileges or liabilities under this Subsidiary Guaranty Agreement or in any consultation or action in connection therewith or herewith (all such obligations, covenants, conditions and agreements described in the foregoing clauses (i), (ii), (iii) and (iv) being hereinafter collectively referred to as the “Guaranteed Obligations”).

Each Subsidiary Guarantor hereby acknowledges and agrees that its liability hereunder is joint and several with any other Person(s) who may guarantee the obligations and indebtedness under and in respect of the Notes, the Note Agreement and the other Transaction Documents.

1.2 Guaranty of Payment and Performance. This is a guaranty of payment and performance and not a guaranty of collection, and each Subsidiary Guarantor hereby waives any right to require that any action on or in respect of the Note Agreement, the Notes, the Guaranty Agreement or any instrument or agreement relating to the Guaranteed Obligations be brought against the Company, the Parent, any other Subsidiary Guarantor or any other Person or that resort be had to any direct or indirect security for the Notes, for the Guaranty Agreement or for this Subsidiary Guaranty Agreement or any other remedy. Any Beneficiary may, at its option, proceed hereunder against any Subsidiary Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company, the Parent, any other Subsidiary Guarantor or any other Person and without first resorting to any direct or indirect security for the Notes, for the Guaranty Agreement or for this Subsidiary Guaranty Agreement or any other remedy. The liability of each Subsidiary Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Beneficiary of any direct or indirect security for, or other guaranties of, the Guaranteed Obligations or by any failure, delay, neglect or omission by any Beneficiary to realize upon or protect any of the Guaranteed Obligations or any Notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken or omitted to be taken by any such Beneficiary. Each Subsidiary Guarantor (i) acknowledges that certain obligations of the Company under the Note Agreement will survive the payment or transfer of any Note and the termination of the Note Agreement, (ii) acknowledges that certain obligations of the Parent under the Guaranty Agreement will survive the payment or transfer of any Note and the termination of the Guaranty Agreement, and (iii) agrees that the obligations of each Subsidiary Guarantor hereunder with respect to such surviving obligations shall also survive the payment or transfer of any Note and the termination of the Note Agreement and the Guaranty Agreement.

1.3 General Provisions Relating to the Subsidiary Guaranty Agreement.

(a) Each Subsidiary Guarantor hereby consents and agrees that any Beneficiary, with or without any further notice to or assent from any Subsidiary Guarantor, may, without in any manner affecting the liability of any Subsidiary Guarantor under this Subsidiary Guaranty Agreement, and upon such terms and conditions as any Beneficiary may deem advisable:

(i) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the payment or performance of any of the Guaranteed Obligations, or waive any default with respect thereto, or waive, modify, amend or change any provision of the Note Agreement, the Notes, the Guaranty Agreement or any other instrument or agreement entered into in connection therewith or otherwise relating thereto;

(ii) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Beneficiary as direct or indirect security for the payment or performance of any of the Guaranteed Obligations; or

(iii) settle, adjust or compromise any claim of the Company, the Parent or any other Subsidiary Guarantor against any other Person secondarily or otherwise liable for any of the Guaranteed Obligations.

Each Subsidiary Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment,

impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that each Subsidiary Guarantor shall at all times be bound by this Subsidiary Guaranty Agreement and remain liable hereunder.

(b) Each Subsidiary Guarantor hereby waives: (i) notice of acceptance of this Subsidiary Guaranty Agreement by the Beneficiaries or of the creation, renewal or accrual of any liability of the Company, the Parent or any other Subsidiary Guarantor, present or future, or of the reliance of such Beneficiaries upon this Subsidiary Guaranty Agreement (it being understood that all Guaranteed Obligations shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Subsidiary Guaranty Agreement); (ii) demand of payment by any Beneficiary from the Company, the Parent, any other Subsidiary Guarantor or any other Person indebted in any manner on or for any of the Guaranteed Obligations hereby guaranteed; and (iii) presentment for the payment by any Beneficiary or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to the Subsidiary Guarantors. The obligations of each Subsidiary Guarantor under this Subsidiary Guaranty Agreement and the rights of each Beneficiary to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, setoff, counterclaim, recoupment or termination whatsoever.

(c) The obligations of each Subsidiary Guarantor hereunder shall be binding upon each Subsidiary Guarantor and its successors and assigns, and shall remain in full force and effect irrespective of:

(i) (A) the genuineness, validity, regularity or enforceability of the Note Agreement, the Notes, the Guaranty Agreement, this Subsidiary Guaranty Agreement or any other instrument or agreement entered into in connection therewith or otherwise relating thereto, or any of the terms of any thereof, (B) the continuance of any obligation on the part of the Company, the Parent, any other Subsidiary Guarantor or any other Person on the Notes or under the Note Agreement, the Guaranty Agreement, this Subsidiary Guaranty Agreement or any such other instrument or agreement, (C) the power or authority or the lack of power or authority of (x) the Company to execute and deliver the Note Agreement and the Notes or any such other instrument or agreement, or to perform any of its obligations thereunder , (y) the Parent to execute and deliver the Guaranty Agreement or any such other instrument or agreement, or to perform any of its obligations thereunder, or (z) any other Subsidiary Guarantor to execute and deliver this Subsidiary Guaranty Agreement or any such other instrument or agreement, or to perform any of its obligations thereunder, or (D) the existence or continuance of the Company, the Parent, any other Subsidiary Guarantor or any other Person as a legal entity;

(ii) any default, failure or delay, willful or otherwise, in the performance by the Company, the Parent, any other Subsidiary Guarantor or any other Person of any obligations of any kind or character whatsoever of the Company, the Parent, any other Subsidiary Guarantor or any other Person (including, without limitation, the Guaranteed Obligations);

(iii) any creditors’ rights, bankruptcy, receivership or other insolvency proceeding of the Company, the Parent, any other Subsidiary Guarantor or any other Person or in respect of the property of the Company, the Parent, any other Subsidiary Guarantor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of the Company, the Parent, any other Subsidiary Guarantor or any other Person;

(iv) impossibility or illegality of performance on the part of the Company, the Parent, any other Subsidiary Guarantor or any other Person of its obligations under the Note Agreement, the Notes, the Guaranty Agreement, this Subsidiary Guaranty Agreement or any other instrument or agreement entered into in connection therewith or otherwise relating thereto;

(v) in respect of the Company, the Parent, any other Subsidiary Guarantor or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company, the Parent, any other Subsidiary Guarantor or any other Person, or impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company, the Parent, any other Subsidiary Guarantor or any other Person and whether or not of the kind hereinbefore specified;

(vi) any attachment, claim, demand, charge, lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under this Subsidiary Guaranty Agreement, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided;

(vii) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the payment or performance by any party of any of the Guaranteed Obligations;

(viii) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Subsidiary Guarantor of failure of the Company, the Parent, any other Subsidiary Guarantor or any other Person to keep and perform any of the Guaranteed Obligations, or failure to resort for payment to the Company, the Parent, any other Subsidiary Guarantor or to any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies;

(ix) the acceptance of any additional security or other guaranty, the advance of additional money to the Company, the Parent, any other Subsidiary Guarantor or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Note Agreement, the Notes, the Guaranty Agreement or any other instrument or agreement entered into in connection therewith or otherwise relating thereto, or the sale, release, substitution or exchange of any security for the Notes;

(x) any defense whatsoever that the Company, the Parent, any other Subsidiary Guarantor or any other Person might have to the payment of the Notes (principal, Yield-Maintenance Amount, if any, or interest or any other amounts due thereunder), other than payment in cash thereof, or to the payment, performance or observance of any of the other Guaranteed Obligations, whether through the satisfaction or purported satisfaction by the Company, the Parent, any other Subsidiary Guarantor or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding up or otherwise;

(xi) any act or failure to act with regard to the Note Agreement, the Notes, the Guaranty Agreement, this Subsidiary Guaranty Agreement or any other instrument or agreement entered into in connection therewith or otherwise relating thereto, or anything which might vary the risk of the Subsidiary Guarantors; or

(xii) any other circumstance (other than payment and performance in full of the Guaranteed Obligations (subject to Section 4 below)) which might otherwise constitute a defense available to, or a discharge of, each Subsidiary Guarantor in respect of its obligations under this Subsidiary Guaranty Agreement;

provided, that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Subsidiary Guaranty Agreement that the obligations of each Subsidiary Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the full and prompt payment and performance of all of the Guaranteed Obligations. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company, the Parent or any other Person shall default under the terms of the Note Agreement, the Notes, the Guaranty Agreement or any other instrument or agreement entered into in connection therewith or otherwise relating thereto and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company, the Parent or any other Person under the Note Agreement, the Notes, the Guaranty Agreement or any such other instrument or agreement, this Subsidiary Guaranty Agreement shall remain in full force and effect and shall apply to each and every subsequent default.

(d) All rights of any Beneficiary may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to the Subsidiary Guarantors under this Subsidiary Guaranty Agreement or to the Company or the Parent.

(e) Each Subsidiary Guarantor hereby subordinates to the rights of the Beneficiaries under the Note Agreement, the Notes, the Guaranty Agreement or any other instrument or agreement entered into in connection therewith or otherwise relating thereto, and agrees to defer any assertion, until such time as the Guaranteed Obligations have been indefeasibly paid and performed in full (subject to Section 4 below), of any claim or other rights that it may now or hereafter acquire against the Company, the Parent, any other Subsidiary Guarantor or any other Person that arise from the existence, payment, performance or enforcement of each Subsidiary Guarantor’s obligations under this Subsidiary Guaranty Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Beneficiary against the Company, the Parent, any other Subsidiary Guarantor or any other Person, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, the Parent, any other Subsidiary Guarantor or any other Person, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to any Subsidiary Guarantor in violation of the preceding sentence at any time prior to the payment and performance in full of all the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Beneficiaries and shall forthwith be paid to the Beneficiaries to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

(f) Each Subsidiary Guarantor agrees that, to the extent the Company, the Parent, any other Subsidiary Guarantor or any other Person makes any payment on any Note or in respect of any of the other Guaranteed Obligations, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to each

Subsidiary Guarantor’s obligations hereunder, as if said payment had not been made. The liability of each Subsidiary Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Beneficiary from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other Person.

(g) The Beneficiaries shall have no obligation to (a) marshal any assets in favor of any Subsidiary Guarantor or in payment of any or all of the Guaranteed Obligations or (b) pursue any other remedy that any Subsidiary Guarantor may or may not be able to pursue itself and that may lighten such Subsidiary Guarantor’s burden, any right to which each Subsidiary Guarantor hereby expressly waives.

2. DUTY OF SUBSIDIARY GUARANTORS TO STAY INFORMED.

Each of the Subsidiary Guarantors hereby agrees that it has complete and absolute responsibility for keeping itself informed of the business, operations, properties, assets, condition (financial or otherwise) of the Company, the Parent, any other Subsidiary Guarantors, any and all endorsers and any and all guarantors of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment of the obligations evidenced by the Notes or the Guaranteed Obligations, and each of the Subsidiary Guarantors further agrees that the Beneficiaries shall have no duty, obligation or responsibility to advise it of any such facts or other information, whether now known or hereafter ascertained, and each Subsidiary Guarantor hereby waives any such duty, obligation or responsibility on the part of the Beneficiaries to disclose such facts or other information to any Subsidiary Guarantor.

3. REPRESENTATIONS AND WARRANTIES.

Each Subsidiary Guarantor hereby represents and warrants to each of the Beneficiaries that, as of the date such Person becomes a party hereto:

(a) Such Subsidiary Guarantor, if it is a corporation, limited partnership or limited liability company: (i) is an entity duly organized, validly existing and in good standing under the laws of the state of its formation; (ii) is duly registered or qualified to do business and is in good standing in every jurisdiction where the nature of its business requires it to be so registered or qualified (except where the failure to so register or qualify could not be reasonably likely to have a material adverse effect on such Subsidiary Guarantor’s business, property or assets, condition (financial or otherwise), operations or prospects or on such Subsidiary Guarantor’s ability to pay or perform the Guaranteed Obligations); (iii) has all requisite organizational power and authority to own its properties and to carry on its business as currently conducted and as proposed to be conducted, and to execute and deliver this Subsidiary Guaranty Agreement and to perform its obligations hereunder; and (iv) is in compliance in all material respects with all applicable laws, rules, regulations and orders;

(b) Such Subsidiary Guarantor, if it is a general partnership: (i) has all requisite partnership power and authority to conduct its business, to own and lease its property or assets, to execute and deliver this Subsidiary Guaranty Agreement and to perform its obligations hereunder; and (ii) is in compliance in all material respects with all applicable laws, rules, regulations and orders;

(c) The execution, delivery and performance by such Subsidiary Guarantor of this Subsidiary Guaranty Agreement (i) have been duly authorized by all necessary corporate, limited liability company or partnership action and (ii) do not contravene such Subsidiary Guarantor’s charter documents, bylaws, partnership agreement, operating agreement or any similar agreement;

(d) The execution and delivery of this Subsidiary Guaranty Agreement will not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of any Subsidiary Guarantor pursuant to the organizational documents of any such Person, any award of any arbitrator or any agreement (including any agreement with equityholders of such Persons), instrument, order, judgment, decree, statute, law, rule or regulation to which such Person is subject;

(e) Neither the nature of any Subsidiary Guarantor nor any of their respective businesses or properties, nor any relationship between any Subsidiary Guarantors or any Subsidiary or Affiliate and any other Person, nor any circumstance in connection with this Subsidiary Guaranty Agreement, require any material authorization, consent, approval, exemption or other action by, or notice to, or filing with, any court or administrative or governmental body (other than routine filings with respect to this Subsidiary Guaranty Agreement and any consents which have been obtained) in connection with the execution and delivery of this Subsidiary Guaranty Agreement or the fulfillment of or compliance with the terms and provisions hereof or of any other instrument or agreement relating hereto;

(f) This Subsidiary Guaranty Agreement constitutes a valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as the enforceability thereof may be subject to, or limited by, bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, and general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity;

(g) There is no action, suit, investigation or proceeding pending or, to the knowledge of such Subsidiary Guarantor, threatened which questions the validity or legality of, or seeks damages in connection with, this Subsidiary Guaranty Agreement, the Note Agreement, the Notes, the Guaranty Agreement or any other instrument or agreement relating hereto or thereto or any action taken or to be taken pursuant to this Subsidiary Guaranty Agreement, the Guaranty Agreement, the Note Agreement or the Notes. There is no action, suit, investigation or proceeding pending or, to the knowledge of such Subsidiary Guarantor, threatened against such Subsidiary Guarantor or any of its

Subsidiaries or any properties or rights of any of the foregoing, by or before any court, arbitrator or administrative or governmental body which, individually or collectively, could reasonably be expected to have a material adverse effect;

(h) The Guaranteed Obligations are not subject to any offset or defense of any kind against any Beneficiary, the Parent or the Company;

(i) After giving effect to this Subsidiary Guaranty Agreement, such Subsidiary Guarantor will be “Solvent,” (taking into account any and all rights of contribution) meaning: (a) the fair saleable value of such Subsidiary Guarantor’s assets will be in excess of the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they mature; (b) such Subsidiary Guarantor will not have unreasonably small capital to carry on its business as conducted or as proposed to be conducted; (c) such Subsidiary Guarantor does not intend to or believe that it will incur debts beyond its ability to generally pay such debts as they mature (taking into account the timing and amounts of cash to be received by it and the amounts to be payable on or in respect of its obligations); and (d) such Subsidiary Guarantor does not intend to hinder, delay or defraud either present or future creditors. In addition, such Subsidiary Guarantor will have received fair consideration and reasonably equivalent value in exchange for incurring its Debt under this Subsidiary Guaranty Agreement.

(j) Such Subsidiary Guarantor has made its appraisal of and investigation into the business, prospects, operations, property or assets, condition (financial or otherwise) and creditworthiness of the Company, the Parent and any other Subsidiary Guarantors and has made its decision to enter into this Subsidiary Guaranty Agreement independently based on such documents and information as it has deemed appropriate and without reliance upon any of the Beneficiaries or any of their partners, directors, trustees, members, officers, agents, designees or employees, and such Subsidiary Guarantor has established adequate means of obtaining from the Company, the Parent and any other Subsidiary Guarantors, on a continuing basis, financial or other information pertaining to the business, prospects, operations, property, assets, condition (financial or otherwise) of the Company, the Parent and any other Subsidiary Guarantors; and

(k) Neither such Subsidiary Guarantor nor its properties or assets have any immunity from jurisdiction of any court or from any legal process (whether through service of process or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under applicable law.

4. TERMINATION; REINSTATEMENT.

This Subsidiary Guaranty Agreement shall remain in full force and effect until all Guaranteed Obligations shall have been satisfied by payment in full in cash, upon the occurrence of which this Subsidiary Guaranty Agreement shall, subject to the immediately succeeding sentence, terminate. This Subsidiary Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time the payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or otherwise must be restored or returned by any

Beneficiary in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, the Parent or any other Subsidiary Guarantor or in connection with the application of applicable fraudulent conveyance or fraudulent transfer law, all as though such payments had not been made.

5. PAYMENTS.

Each Subsidiary Guarantor hereby agrees that, upon the occurrence and during the continuance of any Event of Default, upon demand, the Guaranteed Obligations will be paid to each of the Beneficiaries without setoff or counterclaim in U.S. dollars in immediately available funds at the location specified by such Beneficiary pursuant to the Note Agreement.

6. SEVERABILITY.

Whenever possible, each provision of this Subsidiary Guaranty Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Subsidiary Guaranty Agreement shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without the remainder thereof or any of the remaining provisions of this Subsidiary Guaranty Agreement being prohibited or invalid.

7. HEADINGS.

Section headings in this Subsidiary Guaranty Agreement are included herein for convenience of reference only and shall not constitute a part of this Subsidiary Guaranty Agreement for any other purpose or be given any substantive effect.

8. APPLICABLE LAW.

THIS SUBSIDIARY GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

9. ENTIRE AGREEMENT.

This Subsidiary Guaranty Agreement constitutes the entire agreement among the parties hereto relating to the subject matter hereof and supersedes any and all prior or contemporaneous commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the Subsidiary Guarantors, on the one hand, and the Beneficiaries, on the other hand. There are no oral agreements between the Subsidiary Guarantors, on the one hand, and the Beneficiaries, on the other hand.

10. CONSTRUCTION.

Each of the Subsidiary Guarantors and the Beneficiaries acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Subsidiary Guaranty Agreement with such legal counsel.

11. ADDITIONAL SUBSIDIARY GUARANTORS.

The Initial Subsidiary Guarantors hereunder shall be (i) Fairgrove, LLC; (ii) Flagstaff Publishing Co.; (iii) Hanford Sentinel, Inc.; (iv) Homechoice, LLC; (v) HSTAR LLC; (vi) Kauai Publishing Co.; (vii) Napa Valley Publishing Co.; (viii) NIPC, Inc.; (ix) NLPC LLC; (x) Northern Lakes Publishing Co.; (xi) NVPC LLC; (xii) Pantagraph Publishing Co.; (xiii) Pulitzer Missouri Newspapers, Inc.; (xiv) Pulitzer Network Systems LLC; (xv) Pulitzer Newspapers, Inc.; (xvi) Pulitzer Technologies Inc.; (xvii) Pulitzer Utah Newspapers, Inc.; (xviii) Santa Maria Times, Inc.; (xix) SHTP LLC; (xx) SOPC LLC; (xxi) Southwestern Oregon Publishing Co.; (xxii) STL Distribution Services LLC; (xxiii) Suburban Journals of Greater St. Louis LLC; (xxiv) Ynez Corporation; and (xxv) Star Publishing Company. From time to time subsequent to the date hereof, additional Subsidiaries and/or Affiliates of the Company may become parties hereto, as additional Subsidiary Guarantors (each, an “Additional Subsidiary Guarantor”), by executing a Joinder Agreement substantially in the form of Exhibit A attached hereto (each, a “Joinder Agreement”). Upon the delivery of a Joinder Agreement to the Beneficiaries, such Additional Subsidiary Guarantor shall be a Subsidiary Guarantor and shall be as fully a party hereto as if such Additional Subsidiary Guarantor were an original signatory hereof.

12. COUNTERPARTS; EFFECTIVENESS.

This Subsidiary Guaranty Agreement and any amendments, waivers, consents, or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

This Subsidiary Guaranty Agreement shall become effective as to each Subsidiary Guarantor upon the execution and delivery of a counterpart hereof by such Subsidiary Guarantor (whether or not a counterpart hereof shall have been executed by any other Person) and receipt of written or telephonic notification of such execution and authorization of delivery thereof.

Delivery of an executed counterpart hereof by any Subsidiary Guarantor by facsimile or electronic pdf shall be as effective as delivery of a manually executed counterpart hereof and shall be considered a representation that an original executed counterpart hereof will be delivered.

13. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS.

No amendment or waiver of any term or provision of this Subsidiary Guaranty Agreement or consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same is in writing and signed by the Required Holders; provided, however, that no such amendment reducing any payment obligations under this Subsidiary

Guaranty Agreement shall be effective unless signed by each Beneficiary. This Subsidiary Guaranty Agreement is a joint and several continuing guaranty and shall be binding upon each Subsidiary Guarantor and its successors and assigns; provided, however, that no Subsidiary Guarantor shall assign this Subsidiary Guaranty Agreement or any of the rights or obligations of such Subsidiary Guarantor hereunder without the prior written consent of the Required Holders. This Subsidiary Guaranty Agreement shall inure to the benefit of each of the Beneficiaries and its successors, assigns and transferees.

14. ADDRESS FOR NOTICES.

All notices and communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to any Purchaser or its nominee, addressed as specified for such communications in the Purchaser Schedule attached to the Note Agreement, or at such other address as such Purchaser or its nominee shall have specified to the Company, on behalf of each of the Subsidiary Guarantors, in writing, (ii) if to any other Beneficiary, addressed to such Person at such address as it shall have specified in writing to the Company or, if any such Person shall not have so specified an address, then addressed to such Person in care of the last holder of Notes held by such Person which shall have so specified an address to the Company, and (iii) if to any Subsidiary Guarantor, addressed to such Subsidiary Guarantor care of the Parent at the Parent’s address set forth in the Guaranty Agreement, or at such other address as such Subsidiary Guarantor shall have specified to each of the Beneficiaries in writing.

15. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

No failure or delay on the part of any Beneficiary in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Subsidiary Guaranty Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

16. PERSONAL JURISDICTION.

Each Subsidiary Guarantor irrevocably agrees that any legal action or proceeding with respect to this Subsidiary Guaranty Agreement, the Guaranty Agreement, the Note Agreement, the Notes or any of the agreements, documents or instruments delivered in connection herewith or therewith shall be brought in the courts of the State of New York or the United States of America for the Southern District of New York as the Required Holders may elect, and, by execution and delivery hereof, each Subsidiary Guarantor accepts and consents to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Required Holders in writing, with respect to any action or proceeding brought by such Subsidiary Guarantor against any Beneficiary. Each Subsidiary Guarantor hereby waives, to the full extent permitted by law, any right to stay or to dismiss any action or proceeding brought before said courts on the basis of forum non conveniens.

17. WAIVER OF JURY TRIAL.

THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSIDIARY GUARANTY AGREEMENT, THE GUARANTY AGREEMENT, THE NOTE AGREEMENT, THE NOTES, OR ANY OTHER AGREEMENT OR INSTRUMENT RELATED HERETO OR THERETO, OR ANY DEALINGS BETWEEN OR AMONG THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS SUBSIDIARY GUARANTY AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS SUBSIDIARY GUARANTY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Subsidiary Guaranty Agreement to be duly executed as of the date first above written.

SUBSIDIARY GUARANTORS:

FLAGSTAFF PUBLISHING CO.

HANFORD SENTINEL INC.

KAUAI PUBLISHING CO.

NAPA VALLEY PUBLISHING CO.

NIPC, INC.

NORTHERN LAKES PUBLISHING CO.

PANTAGRAPH PUBLISHING CO.

PULITZER MISSOURI NEWSPAPERS, INC.

PULITZER NEWSPAPERS, INC.

PULITZER TECHNOLOGIES, INC.

PULITZER UTAH NEWSPAPERS, INC.

SANTA MARIA TIMES, INC.

SOUTHWESTERN OREGON PUBLISHING CO.
STAR PUBLISHING COMPANY YNEZ CORPORATION

By:	/s/ C. D. Waterman III
Name:	C. D. Waterman III
Title:	Secretary

[SIGNATURE PAGE TO SUBSIDIARY

GUARANTY AGREEMENT]

FAIRGROVE LLC

By:	ST. LOUIS POST-DISPATCH LLC, Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

NVPC LLC

By:	NAPA VALLEY PUBLISHING CO., Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

STL DISTRIBUTION SERVICES LLC SUBURBAN JOURNALS OF GREATER ST. LOUIS LLC PULITZER NETWORK SYSTEMS LLC

By:	PULITZER INC., Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

HOMECHOICE, LLC SHTP LLC

By:	PULITZER NEWSPAPERS, INC., Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

[SIGNATURE PAGE TO SUBSIDIARY

GUARANTY AGREEMENT]

SOPC LLC

By:	SOUTHWESTERN OREGON PUBLISHING CO.,
Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

NLPC LLC

By:	NORTHERN LAKES PUBLISHING CO.,
Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

HSTAR LLC

By:	PANTAGRAPH PUBLISHING CO., Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

[SIGNATURE PAGE TO SUBSIDIARY

GUARANTY AGREEMENT]

EXHIBIT A

FORM OF JOINDER AGREEMENT

Exhibit A-1

JOINDER AGREEMENT

TO

SUBSIDIARY GUARANTY AGREEMENT

ADDITIONAL SUBSIDIARY GUARANTOR: Reference is made to that certain Subsidiary Guaranty Agreement, dated as of January 30, 2012 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Subsidiary Guaranty Agreement”), entered into by certain Affiliates and Subsidiaries of St. Louis Post-Dispatch LLC (the “Company”) (the “Subsidiary Guarantors”), in favor of the Beneficiaries identified therein. Capitalized terms not defined in this Joinder Agreement shall have the meanings given to them in the Subsidiary Guaranty Agreement. The undersigned acknowledges and agrees it is (or, concurrently with the execution and delivery of this Joinder Agreement, will become) a Subsidiary Guarantor and that, by its execution and delivery of this Joinder Agreement to the Beneficiaries, it hereby joins and for all purposes becomes a Subsidiary Guarantor under, and a party to, the Subsidiary Guaranty Agreement, and does hereby unconditionally, absolutely and irrevocably guarantee to each of the Beneficiaries the complete payment when due (whether at stated maturity, by acceleration or otherwise) and due performance of all Guaranteed Obligations, and does hereby fully assume and undertake to perform all rights, benefits, burdens, obligations and liabilities of a Subsidiary Guarantor under the Subsidiary Guaranty Agreement. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings given to them in the Subsidiary Guaranty Agreement.

___________________, a ____________________

By:

Printed Name:

Title:

Exhibit A-2